UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

FIRST SOLAR, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

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IMPORTANT ANNUAL MEETING INFORMATION 000004

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Vote by Internet

• Go to www.envisionreports.com/FSLR

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Stockholder Meeting Notice & Admission Ticket 1234 5678 9012 345

Important Notice Regarding the Availability of Proxy Materials for the

First Solar, Inc. Annual Meeting of Stockholders to be Held on May 23, 2012

Pursuant to Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication is not a form for voting and presents only an overview of the more complete proxy materials,

which contain important information and are available to you on the Internet or by mail. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/FSLREasy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/FSLR to view the materials.

Step 2: Click on Cast Your Vote or Request Materials.

Step 3: Follow the instructions on the screen to log in.

Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 9, 2012 to facilitate timely delivery;

otherwise, you will not receive a paper or email copy.

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## Stockholder Meeting Notice & Admission Ticket

**First Solar, Inc.'s Annual Meeting of Stockholders will be held on May 23, 2012 at the Desert Willow Conference Center, 4340 East Cotton Center Blvd., Phoenix, AZ 85040 at 9:00 a.m. Local Time.**

**Proposals to be voted on at the meeting are listed below along with the Board of Directors' recommendations.**

**The Board of Directors recommends a vote FOR all the nominees listed, FOR Proposal 2 and AGAINST Proposals 3 and 4.**

1. Election of Directors:

| | | |
|---|---|---|
| 01 - Michael J. Ahearn | 02 - Richard D. Chapman | 03 - George A. Hambro |
| 04 - Craig Kennedy | 05 - James F. Nolan | 06 - William J. Post |
| 07 - J. Thomas Presby | 08 - Paul H. Stebbins | 09 - Michael Sweeney |

2. Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2012.
3. Stockholder proposal regarding majority voting standard.
4. Stockholder proposal regarding board diversity.

**PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.**

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Directions to the First Solar 2012 Annual Meeting are available in the proxy statement, which can be viewed at www.envisionreports.com/FSLR.

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### Here's how to order a copy of the proxy materials and select a future delivery preference:

**Paper copies:** Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

**Email copies:** Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

**PLEASE NOTE:** You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→ **Internet** – Go to **www.envisionreports.com/FSLR**. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→ **Telephone** – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→ **Email** – Send email to investorvote@computershare.com with "Proxy Materials FSLR" in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by May 9, 2012.

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# *** Exercise Your *Right* to Vote ***

## Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 23, 2012

FIRST SOLAR, INC.

BROKER
LOGO
HERE

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51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

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### Meeting Information

**Meeting Type:** Annual Meeting
**For holders as of:** April 05, 2012
**Date:** May 23, 2012 **Time:** 9:00 AM MDT
**Location:** Desert Willow Conference Ctr
4340 E Cotton Center Boulevard
Phoenix, Arizona 85040

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You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

**See the reverse side of this notice to obtain proxy materials and voting instructions.**

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How To Vote

Please Choose One of the Following Voting Methods

Internal Use

Only

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

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Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

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0000138518_2 R1.0.0.11699

1. Annual Report 2. Notice & Proxy Statement

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 09, 2012 to facilitate timely delivery.

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Voting items

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The Board of Directors recommends that you

vote FOR the following:

1. Election of Directors

Nominees

01 Michael J. Ahearn 02 Richard D. Chapman 03 George A. Hambro 04 Craig Kennedy 05 James F. Nolan

06 William J. Post 07 J. Thomas Presby 08 Paul H. Stebbins 09 Michael Sweeney

The Board of Directors recommends you vote FOR the following proposal(s):

2	Ratification of the appointment of PricewaterhouseCoopers LLP as the Independent Registered Public Accounting

Firm for the fiscal year ending December 31, 2012.

The Board of Directors recommends you vote AGAINST the following proposal(s):

3	Stockholder proposal regarding majority voting standard.
4	Stockholder proposal regarding board diversity.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Voting Instructions

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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